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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported):        May 21, 1999



                                AMERICAN BANCSHARES, INC.
               (Exact Name of Registrant as Specified in its Charter)




         Florida                       0-27474                     65-0624640
(State or Other Jurisdiction    (Commission File Number)         (IRS Employer)
        Incorporation)                                           Identification
                                                                      Number)




   4502 Cortez Road West, Bradenton, Florida                        34210-2801
-------------------------------------------------                   ----------
   (Address of Principal Executive Offices)                         (Zip Code)




Registrant's telephone number, including area code:(941) 795-3050
                                                   --------------


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Item 5.  Other Events.

         On May 19, 1999, the Board of Directors of American Bancshares, Inc., a Florida corporation (the "Company"), appointed Jerry L. Neff to serve as the President and Chief Executive Officer of the Company and each of its corporate subsidiaries, including American Bank, its wholly-owned commercial banking subsidiary. Mr. Neff previously had been appointed to serve in these positions on an interim basis pending the completion of an executive search by a specially formed committee of the Board of Directors of the Company.

         The Company issued a press release on May 20, 1999, announcing the appoint of Mr. Neff to these positions. A copy of the press release is attached hereto as Exhibit 99 to the Current Report on Form 8-K and is incorporated herein by reference.




Item 7.  Financial Statements and Exhibits.

(a)      Not Applicable

(b)      Not Applicable

(c)      Exhibits required by Item 601 of Regulation S-K

Exhibit No.                Description


   99.1 Press Release, issued May 20, 1999, regarding the appointment of Mr. Neff as President and CEO of American Bancshares, Inc. and its subsidiaries.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN BANCSHARES, INC.



Date:  May 21, 1999                      By: /s/ Brian M. Watterson
                                            -------------------------
                                                Brian M. Watterson
                                            Executive Vice President
                                            and Chief Operating Officer


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                                  EXHIBIT INDEX



Exhibit No.   Description


99.1 Press Release, issued May 20, 1999, regarding the appointment of Mr. Neff as President and CEO of American Bancshares, Inc. and its subsidiaries. 99.2